Exhibit 99.2

1 Black Diamond Therapeutics, Inc. Developing MasterKey Therapies to Defeat Cancer Resistance January 2024

2 Forward - Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward - looking statements . Such statements include, but are not limited to, statements regarding : the continued development and advancement of BDTX - 1535 and BDTX - 4933 , including the ongoing clinical trials and the timing of clinical updates for BDTX - 1535 in patients with NSCLC and in patients with recurrent GBM, and for Phase 1 clinical trial results for BDTX - 4933 , the potential of BDTX - 1535 to benefit patients with NSCLC in earlier lines of therapy, potential future development plans for BDTX - 1535 in NSCLC and GBM, including in first - line settings, and the Company’s expected cash runway . Any forward - looking statements in this statement are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward - looking statements . Risks that contribute to the uncertain nature of the forward - looking statements include those risks and uncertainties set forth in its Annual Report on Form 10 - K for the year ended December 31 , 2022 , filed with the United States Securities and Exchange Commission and in its subsequent filings filed with the United States Securities and Exchange Commission . All forward - looking statements contained in this presentation speak only as of the date on which they were made . The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made .

3 Cancer is a Complex and Ever - Evolving Disease Current targeted therapies were designed against a limited subset of oncogenic mutations Increasing adoption of liquid biopsies reveals a broader set of oncogenic mutations We are Developing MasterKey Therapies to Defeat Cancer Resistance MasterKey approach aims to provide one solution for many mutations and expand addressable patient population Our oral therapies are designed so that patients have the opportunity for a longer, healthier, active life

4 Black Diamond Therapeutics At - a - Glance Clinical - stage company advancing MasterKey therapies designed to expand the addressable patient population Experienced team with deep understanding of cancer biology and oncology drug development Lead asset BDTX - 1535 shows durable clinical responses in NSCLC , with additional opportunity in GBM Multiple clinical catalysts across the pipeline in 2024 Pipeline of oral, brain penetrant drug candidates selectively targeting families of oncogenic mutations Strong balance sheet, with runway into Q2 2025; ended Q3 2023 with $144.3M in cash

5 MasterKey : One Solution for Many Mutations Expanded addressable patient population Black Diamond Approach: Targeting families of oncogenic mutations Limited addressable patient population 5 Brain penetrant to treat CNS disease Traditional Approach: Targeting single mutations in individual tumor types Potent against broad mutation families (including drug resistance mutations) Selective targeting to deliver well - tolerated therapies

6 Advancing Wholly Owned Pipeline Across Multiple Oncology Indications Target Drug Candidate Indication Pre - clinical Phase 1 Phase 2 Phase 3 EGFR RAF BDTX - 1535 BDTX - 4933 NSCLC GBM KRAS mutant NSCLC Undisclosed Multiple Solid tumors FGFR2/3 BDTX - 4876 Achondroplasia or solid tumors RAF/RAS mutant solid tumors Phase 2 enrolling with data expected Q3 2024 Phase 1 enrolling data expected Q4 2024 Partnering candidate Partnering candidate Phase 1 and "window of opportunity" data expected Q2 2024 Undisclosed

7 Targets EGFR classical drivers, non - classical drivers, and resistance mutations WT=Wild - Type; MOA=mechanism of action; CNS=Central Nervous System; NSCLC=Non - Small Cell Lung Cancer BDTX - 1535 MasterKey BDTX - 1535: EGFR MasterKey Inhibitor with Clinical Proof - of - Concept Selective for mutations versus WT - EGFR to deliver favorable safety profile Spares WT - EGFR Oral small molecule with covalent MOA for potency and durability Covalent Designed to treat CNS tumors and brain metastases Brain Penetrant Clinical proof - of - concept in NSCLC achieved, promising activity demonstrated in GBM Clinical PoC

8 EGFR Altered Glioblastoma (GBM) EGFR Mutant Non - Small Cell Lung Cancer (NSCLC) Phase 1 topline data demonstrated promising activity Clinical proof - of - concept achieved BDTX - 1535: Clinical Proof - of - Concept Achieved in NSCLC, Promising GBM Data

9 BDTX - 1535: Summary of NSCLC Data

# BDTX-1535 Addresses the Most Clinically Relevant EGFR Mutations in NSCLC: Classical / Non-Classical Drivers and C797S Resistance

## Evolution of the EGFR mutation landscape over the past 20 years



BDTX-1535
2005
2013
2015
2018
2023
Classical drivers
Non-classical drivers
C797S resistance
L858R / Ex19del
Mutation landscape
Classical EGFR mutations described
T790M resistance
Treatments
Tarceva erlotinib
(2/3L)
Tarceva erlotinib
(1L)
TAGRISSO osimertinib
(2L)
TAGRISSO osimertinib
(1L)
T790M C797S
Sequencing practices
Mutation specific sequencing
NGS revolution
Realization of >50 non-classical driver mutations

**BDTX-1535: opportunity to address all relevant mutations—critical for a 4th generation EFGR TKI**

BLACK DIAMOND THERAPEUTICS
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# Real-World Data Confirms ~90% of Patients Receive 1L Osimertinib, and Emerging Resistance Mutations Consistent with BDTX Phase 1 Experience

AACR

Real-world treatment patterns and outcomes in patients with advanced non-small cell lung cancer (NSCLC) post-EGFR tyrosine kinase inhibitor (TKI) therapy

Results shared at AACR 2023 revealed the ***1L EGFR TKI treatment*** **that** *428 patients received[1]*

| 90% | 7% | 3% |
| --- | --- | --- |
| Osimertinib | Afatinib | Erlotinib |

**Distribution of mutations in liquid biopsies of NSCLC patients reflects mutations seen in BDTX Phase 1 trial**


Liquid Biopsies[2]
Complex
Non-classical*
C797 Resistance

*L792, G796, G724, L718

**BDTX-1535 has potential to address emerging resistance mutations that are supported by real-world data**

BLACK DIAMOND THERAPEUTICS

1. Real world treatment patterns and outcomes in patients with advanced non-small cell lung cancer (NSCLC) post-EGFR tyrosine kinase inhibitor (TKI) therapy Source: AACR 2023 Poster
2. Adapted from Rotow, JK., et al., Journal of Thoracic Oncology, 2023.

11

12 BDTX - 1535 potently targets >50 EGFR oncogenic mutations BDTX - 1535: Potent Preclinical Inhibition of Classical and Non - Classical Driver Mutations and C797S Resistance vs Osimertinib; Superior Brain Exposure Data adapted from AACR 2023 Poster; non - classical driver formerly referred to as intrinsic driver EGFR - WT reflects anti - proliferative activity in H292 WT - EGFR expressing cell line. Data for all mutations derived from Ba/F3 tr ansformants. Kp uu Partition Coefficient Calculation: AUC brain:blood x plasma Fu/brain Fu BDTX - 1535 Exhibited Superior Brain Exposure Kpuu (rat) BDTX - 1535 0.51 0.21 Osimertinib 0 25 50 75 100 125 150 200 400 600 800 1000 A n t i - P r o l i f e r a t i v e I C 5 0 ( n M ) BDTX - 1535 A289T A289V EGFRvIII L858R + C797S Ex19del + C797S L718Q Acquired resistance mutations L858R Ex19del EGFR - WT L858R Ex19del Classical mutations EGFR - WT E709 - T710delinsD E709A E709G E709Q E709V G719A G719S G719C L861R S720F Non - Classical mutations S76I Acquired resistance mutations Classical mutations Non - Classical mutations L858R + C797S Ex19del + C797S Osimertinib L718Q E709 - T710deinsD

# BDTX-1535 Phase 1 Dose Escalation: Summary

## Mutation Matched Phase 1 Study Inclusion Criteria

| Recurrent NSCLC Cohort | | | Recurrent GBM Cohort | |
|---|---|---|---|---|
| EGFR mutations at the time of progression:<br>– Non-classical driver, OR<br>– Acquired resistance C797S | Progression after EGFR TKI | Exclusion of EGFR T790M, Ex20ins, KRAS mutations, cMET amplification | EGFR alterations at resection/diagnosis | Wild-type isocitrate dehydrogenase (IDH) |

## Dose Escalation Completed: 15 mg QD to 400 mg QD

- **Primary objective:** PK and safety
- **Secondary objective:** Anti-tumor activity



15 mg QD
25 mg QD
50 mg QD
100 mg QD
200 mg QD
300 mg QD
400 mg QD

- Target coverage and clinical activity at ≥ 100 mg, MTD at 300 mg
- Phase 2 in 2L/3L NSCLC enrolling at 100 mg QD and 200 mg QD

## NSCLC Key Data Takeaways

- **Once-daily dosing delivers sufficient exposure to inhibit EGFR mutations**
- **Manageable EGFR TKI safety profile at 200 mg (similar to osimertinib)**
- **Radiographic responses and durable anti-tumor activity across multiple mutation families**
- **ctDNA reduction confirms loss of mutant alleles, which is predictive of clinical benefit[1]**
- **Phase 2 data expected Q3 2024**

BLACK DIAMOND THERAPEUTICS

1. Thompson, JC., et al., British Journal of Cancer, 2023.

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14 BDTX - 1535 - 101 Phase 1 Dose Escalation Patient Characteristics NSCLC GBM 0 2 4 6 8 10 12 14 16 15 25 50 100 200 300 400 Patients enrolled Dose, mg QD NSCLC GBM Patient Enrollment Patient Characteristics All Treated Age, mean (range) 64 (46, 81) Female 18 (67%) ECOG PS 0 7 (26%) 1 20 (74%) Prior lines of therapies median (min, max) 2 (1, 9) Prior anti - cancer agents EGFR TKI 27 (100%) Chemo 19 (70%) Anti - angiogenic or CPIs 11 (41%) HER3 - ADC 2 (7%) Prior EGFR TKIs Osimertinib 23 (85%) 1 st line treatment 17 (74%) Erlotinib or gefitinib 9 (33%) Afatinib 3 (11%) Dacomitinib 1 (4%) BLU - 701 1 (4%) All Treated Age, mean (range) 58.7 (41, 85) Female 10 (37%) Karnofsky PS 90 4 (15%) 80 12 (44%) 70 5 (19%) 60 3 (11%) Prior lines of therapies median (min, max) 2 (1, 4) Prior anti - cancer agents TMZ 26 (96%) Anti - angiogenic or CPIs 11 (41%) Chemo 7 (26%) Data from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023; 1 GBM updated November 2023 1

15 15 - 50 m(N=10) 100 mg (N=5) 200 mg (N=12) 3 00 mg (N=15) 400 mg (N= 12 ) Treatment emergent adverse events (TEAEs) occurring in ≥6% patients; All patients in 300 mg cohort received rash prophylaxis Rash group terms: rash, rash maculo - papular, dermatitis acneiform Dose Escalation Treatment Emergent Adverse Events Related to BDTX - 1535: Well - Tolerated Profile All subjects (N=54) Percent prevalence TEAE 0 20 40 60 80 100 ALT increased Dehydration Skin fissures Weight… Hypokalaemia Palmar-plantar… Vomiting Pruritus Decreased… Fatigue Nausea Paronychia Stomatitis Diarrhoea Rash All grade events Grade 3 events 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 0 20 40 60 80 100 No Grade 4 AEs were reported • No dose limiting toxicity (DLTs) were observed at ≤200 mg • Maximum tolerated dose is 300mg QD Dose reductions: 1 (8%) pt at 200 mg QD; 5 (33%) pts at 300 mg QD Data from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023

16 Data from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023 **IC 50 of EGFR alterations in GBM is average IC 50 of most prevalent EGFR mutations tested in BaF3 cells *IC 50 of EGFR C797S is average of IC 50 of Exon19del/C797S and L858R/ C797S mutations tested in Ba/F3 cells BDTX - 1535 Linear Plasma PK Profile Supports Daily Dosing To Achieve 24 - Hour Target Coverage Steady State C1D15 mean ( ± SD) Day 1 C1D1 mean ( ± SD) Mean plasma concentration - time profile of BDTX - 1535 0 4 8 12 16 20 24 1 10 100 Time post-dose (hours) M e a n P l a s m a B D T X - 1 5 3 5 C o n c . ( n g / m L ) 25 mg (n=2) 50 mg (n=7) 100 mg (n=5) 200 mg (n=15) 300 mg (n=11) 400 mg (n=12) 0 4 8 12 16 20 24 1 10 100 Time post-dose (hours) M e a n P l a s m a B D T X - 1 5 3 5 C o n c . ( n g / m L ) 25 mg (n=2) 50 mg (n=6) 100 mg (n=4) 200 mg (n=12) 300 mg (n=11) 400 mg (n=9) IC 50 of wild - type EGFR IC 50 of EGFR C797S in NSCLC* IC 50 of EGFR alterations in GBM ** • Target blockade based on preclinical IC50 was achieved at BDTX - 1535 ≥ 100 mg QD • Exposure was dose proportional with half - life ~15 hours to support daily dosing • Clinical anti - tumor activity observed at ≥ 100 mg QD

# NSCLC Dose Escalation Patients Reflect Real World EGFR Mutation Landscape Post Osimertinib

## 20 of 27 patients with 2 or more mutations

**Classical Driver**

**Non-classical Driver**

**C797S Resistance**

12 patients

5 patients

3 patients

7 patients

| Classical driver mutations | Non-classical driver mutations | Acquired resistance mutation |
|---|---|---|
| Exon 19del<br>L858R | E709A/V<br>L718Q<br>G724S<br>L833V<br>G719A<br>L861Q<br>L747P<br>S768I<br>T751K<br>K754E<br>L747_E759del<br>E746_T751delinsA<br>L747_T751delInsP | C797S |

BLACK DIAMOND THERAPEUTICS

Data from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023

17

# BDTX-1535 Phase 1 Dose Escalation: 13 Response-Evaluable NSCLC Patients

## Efficacy Evaluable Group

**27**
Total NSCLC patients enrolled

- **3** Ineligible EGFR mutation based on retrospective NGS testing
- **3** No tumor assessment at the time of data cut

**21**
Total NSCLC patients with eligible EGFR mutations (swimmer plot)

- **2** Non-measurable disease
- **4** Discontinuation prior to post-baseline tumor assessment
- **2** Patients receiving starting dose <100mg

**13**
Response-evaluable patients (waterfall plot)

BLACK DIAMOND THERAPEUTICS

Adapted from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023

18

19 On treatment Osi = Osimertinib; Afa = Afatinib; Gefi = Gefitinib; Daco = Dacomitinib; Erlo = Erlotinib; CPI = Checkpoint inhibitor, C = Chemotherapy; # - mutations were absent on confirmatory test; * uPR =unconfirmed partial response - patient had a PR on a post - baseline scan, but a radiologist was unable to confirm a response on a subsequent scan; this patient remains on study treatme nt without evidence of PD. **% SoD was updated to - 50% from prior data release 24July2023 BDTX - 1535 - 101 clinical data extract Data from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023 PR = Partial response SD = Stable disease PD = Progressive di sease Best overall response PD SD SD SD SD SD SD PR PR** uPR * PR PR PR -80 -60 -40 -20 0 20 2061 2029 2027 2059 2019 2026 2041 2035 2053 2058 2020 2054 2015 Best % SoD change Radiographical Responses in Efficacy - Evaluable NSCLC Patients Across All Relevant Mutations Assigned dose level, mg QD 300 400 200 200 200 200 400 400 300 200 200 300 100 EGFR mutation (retrospective central testing) Classical L858R Ex19del L858R# Ex19del Ex19del Ex19del Ex19del L858R L858R L858R Non - classical L833V G719A E709V # G724S S768I E709V L747P L718Q Acquired C797S C797S C797S C797S C797S C797S C797S C797S Prior lines of therapy 1 st line Osi Osi Osi Gefi Osi Osi Erlo CPI Osi Osi Osi C Osi 2 nd line Daco , Osi C C CPI, C C Osi Osi+Gefi C CPI/C Osi >2 line CPI, C Afa C BLU - 701 C C Efficacy - Evaluable Patients 5 cPR , 1 uPR of 13 by RECIST Post - Osimertinib Patients 5 cPR , 1 uPR of 11 by RECIST Adapted from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023

20 Assigned Dose (QD) Baseline EGFR Mutation Prior Therapy Response Evaluable Classical Non - classical Acquired 1 st 2 nd >2 line 25 mg Exon 19del C797S Osi SD a 50 mg Exon 19del C797S Osi SD b G719A, L861Q CPI, Afa Osi HER3 - ADC NM a , c 100 mg L858R L718Q, C797S Osi PR d L858R Osi C C No b 200 mg Exon 19del C797S Osi CPI, C SD L747P Osi CPI, C C PR c , f Exon 19del C797S Osi SD Exon 19del G724S C797S Osi SD L858R E709V Osi C uPR e L858R E709V Gefi C SD 300 mg Exon 19del C797S Osi Osi + Gefi BLU - 701 PR c L858R C797S C Osi C PR c L858R, L833V C797S Osi Daco , Osi CPI, C PD c 400 mg Exon 19del C797S Osi C No Exon 19del C797S CPI Osi C PR d E746_T751del insA Osi C NM d G719A Osi C Afa SD c L858R E709A, L718Q Osi No S768I Erlo C SD G719A C Afa No 0 10 20 30 40 50 60 70 80 Physician decision AE AE Withdrawal by subject Withdrawal by subject Withdrawal by subject On treatment PR = Partial response SD = Stable disease PD = Progressive di sease a Dose was increased incrementally to 100 mg QD b Dose was increased incrementally to 200 mg QD c Received more than two prior lines of therapy d Dose was reduced to 300 mg QD e patient had a PR on a post - baseline scan, but a radiologist was unable to confirm a response on a subsequent scan; this patient remains on study treatment without PD f Patient had >20% increase in target lesions at cycle 11, however, continues the study treatment mPFS = 5.5 months for HER3 - ADC (HERTHENA - Lung01, Yu, JCO 2023) or chemotherapy ( KEYNOTE - 789 study of TKI - resistant EGFRm metastatic NCSLC; Yang et al., ASCO 2023) Data from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023 Weeks on Treatment BDTX - 1535: Emerging Evidence of Durable Tumor Response in NSCLC

CONFIDENTIAL | 21 -100 -80 -60 -40 -20 0 20 % ctDNA change Assigned Dose, mg QD  200 400 50  100  200 200  200  200  200  400  Retrospective EGFR mutation testing at baseline EGFRm not detected Ex19Del, C797S Ex19Del, C797S L858R L748Q C797S E746_S752 delinsV, C797S Ex19Del, C797S L747P Ex19Del, C797S L858R, E709V EGFR E746_T751 delinsA  Status of EGFR mutant VAF at C3D1 (central testing) Classical EGFRm not detected Absent Absent @C5D1 - 58% - 96% Absent Absent Absent C797S Absent Absent @C5D1 Absent Absent Absent Absent Non - Classical Absent Absent Absent Absent ctDNA – circulating tumor DNA; VAF – variant allele frequency; measurable in 10 patients BDTX - 1535 Drives Clearance of Mutant EGFR VAF and Plasma ctDNA 1. Thompson, JC., et al., British Journal of Cancer, 2023 ctDNA = circulating tumor DNA VAF = variant allelic fraction. Eradication of targeted variant alleles and reduction of ctDNA are early predictors of ORR and PFS 1

22 1. L861Q was reported by local testing at screening, but not detected in baseline and post - dose samples by central testing Data from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023 ; VAF – variant allelic fraction Clinical Benefit in a Non - Response Evaluable Patient With CNS Disease: Remains on Therapy for > 1 year Absence of EGFR G719A mutant allele in post - baseline ctDNA samples -100 -80 -60 -40 -20 0 % Change in ctDNA VAF at C5D1 from C1D1 Non - Classical Driver G719A Non - Classical Driver L861Q 1 G719A Changes in ctDNA VAF 50 mg 100 mg Treatment duration (weeks) Months From C1D1 - 61 - 54 - 43 - 50 - 37 Carbo + Alimta + Keytruda - 60 - 34 - 5 - 4 - 3 Diagnosis: NSCLC Stage IV Afatinib d/c GI toxicity Brain mets SRS RT Bone and brain mets SRS RT Brain mets SRS RT Osimertinib HER3 ADC D/C Gr 2 pneumonitis Screen Failure QTC>470 RT Cerebellum New brain mets Re - screened QTC 457 Disease History and Prior Therapies - 2 - 1 - 35 BDTX - 1535 Treatment Present Absent Present Absent Present Absent -4 0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 Remains on treatment Non - target lesions Non - target Response

23 BDTX - 1535: Phase 2 Trial Enrolling in 1L and 2L/3L NSCLC • 2L/3L patients enrolling at 100 mg QD and 200 mg QD • ORR primary endpoint • Phase 2 data in 2L/3L patients expected Q3 2024 • FDA Fast Track Designation granted for 2L EGFRm/C797S • End of Phase 1 FDA feedback received, 1L cohort initiating Patients with acquired resistance C797S after ≤2 prior lines of therapy with osimertinib as the only prior EGFR TKI Patients with non - classical driver mutations after ≤2 prior lines of therapy with osimertinib as the preferred prior EGFR TKI Cohort 2 n=20 Cohort 1 n=20 Patients with non - classical driver mutations and no prior treatment Cohort 3 n=20 2L/3L 1L

# BDTX-1535 Well Positioned Across All Lines of Therapy for EGFRm NSCLC

| | Resectable / Adjuvant Setting Stage I-IIIA | Metastatic 1st Line | Metastatic 2+ Line |
|---|---|---|---|
| 2027 Estimated EGFRm Incidence (G7) | ~32-42k | ~56-74k | ~46-61k |
| **Classical Driver Mutations (L858R, Del19) ~ 85% of patients** | | Osimertinib | 2L BDTX-1535; Chemo |
| | Adjuvant Osimertinib | BDTX-1535 | |
| **Non-classical Driver Mutations (G719X, S786I, etc.) ~13% of patients** | | Afatinib (label limited to 3 mutations) | 2L BDTX-1535; Chemo |
| | | Osimertinib (off-label) +/- Chemo/IO | 2L BDTX-1535; Chemo |
| | | BDTX-1535 | |
| | Adjuvant BDTX-1535 | | |

Standard of Care; Ongoing BDTX trial; Potential BDTX market

BLACK DIAMOND THERAPEUTICS

References: Kantar Treatment Architecture; Global Data; Data Monitor Pharma Intelligence; SEER/NCi data; Zhang et al., Oncotarget 2016

24

25 BDTX - 1535: Opportunity in Glioblastoma

# Treatment of EGFR-Driven GBM Requires Inhibition of Complex EGFR Mutations: Potent Preclinical Inhibition by BDTX-1535



52%[1]
32%[2]
40%[2]
12%[2]

- **52%[1]** Of all GBM samples carry oncogenic EGFR alterations
- **32%[2]** Of all GBM samples had EGFR extracellular-domain (ECD) mutations, according to real-world evidence
- **40%[2]** Of all ECD-driven tumors were complex, containing 2 or more ECD mutations
- **12%[2]** Of complex ECD-driven tumors were highly heterogeneous, with 3 or more ECD mutations

**~7,000**

**GBM patients in the US are diagnosed each year with EGFR mutations that have been shown in preclinical studies to be inhibited by BDTX-1535**

BLACK DIAMOND THERAPEUTICS

1. Saadeh, F., et al., The International Journal of Biological Markers, 2018 . 2. Real world evidence data from Tempus Labs analysis of 2,540 GBM patient samples

26

27 BDTX - 1535 Demonstrates Potent Preclinical Inhibition of Oncogenic GBM EGFR Alterations vs. Osimertinib and Superior Brain Exposure BDTX - 1535 Exhibits Superior Brain Exposure Kpuu (rat) BDTX - 1535 0.51 0.21 Osimertinib Amplification Truncations Variants EGFR - AMP EGFR - AMP EGFR vIII EGFR vII EGFR vVI EGFR - C231F EGFR - C595S EGFR - S645C EGFR - A289V EGFR - WT Amplification Truncations Variants vIII vII vVI C231F C595S S645C A289V 0 25 50 75 100 125 150 200 400 600 800 1000 Anti - proliferative IC50 (nM) EGFR - WT reflects anti - proliferative activity in H292 WT - EGFR expressing cell line. Data for all mutations derived from Ba/F3 tr ansformants. Kp uu Partition Coefficient Calculation: AUC brain:blood x plasma Fu/brain Fu BDTX - 1535 Osimertinib EGFR - WT

# BDTX-1535: Potential to Overcome Limitations of Prior Attempts to Drug EGFR in GBM

| Lessons From Past Failures | BDTX-1535 |
| --- | --- |
| Heterogenic expression of EGFR oncogenic alterations within tumors | **Potent MasterKey inhibition of co-occurring EGFR alterations and amplification** |
| Paradoxical activation of EGFR GBM oncogenes induced by reversible inhibitors | **Covalent MOA and no paradoxical activation** |
| Poor tolerability driven by on target WT-EGFR activity | **Spares WT-EGFR in normal cells while retaining potent activity against EGFR alterations** |
| Low brain exposure due to a lack of CNS penetrance | **Designed to be brain penetrant to treat CNS tumors** |

MOA=mechanism of action; CNS=Central Nervous System; WT=Wild-Type; GBM=Glioblastoma Multiforme; NSCLC=Non-Small Cell Lung Cancer

Black Diamond Therapeutics

28

29 1. Schäfer, J. Transl . Med. 2019; 2. Wang, Nat. Genet. 2016; 3. Johnson, Science 2014; 4. López , Acta Neuropathol . 2019; 5. Weller, Neuro - Oncology 2013; 6. Audureau , J. Neurooncol . 2018; EGFR Driver Status Often Evolves During Treatment Fresh biopsy tissue used for testing Up - to - date test results guide treatment Treatment matches tumor alterations Opportunity for BDTX - 1535 in Newly Diagnosed Patients BDTX - 1535 Opportunity in Newly Diagnosed EGFRm GBM Patients GBM Treatment Paradigm Newly Diagnosed Recurrence Temozolomide + Radiation Fresh biopsy EGFR status characterized Tumor evolves with time and treatment 1 - 4 EGFR alteration status may change in up to 40% of cases 1,2 Fresh biopsy not available for majority of recurrent patients 5,6 Treatment not matched to mutational profile BDTX - 1535 Opportunity BDTX - 1535 Ph1 Complete

# Promising Clinical Activity in Heavily Pre-treated GBM Patients From Dose Escalation Portion of Phase 1 Study

**Dose Escalation**

- Recurrent, heavily pre-treated **(2L/3L+)**
- Historical PFS ~ 2-4 months
- EGFR status ***not*** confirmed at dosing

✓ Well tolerated, with favorable plasma PK

✓ Of 22 efficacy evaluable heavily pre-treated GBM patients

- *3 patients on therapy longer than 10 months*
  - *1 remains on therapy at 15 months (100mg QD), had progressed on TMZ after 3 months*
- *1 patient on therapy longer than 6 months*
- *5 patients on therapy longer than 4 months*

✓ Of 19 patients with measurable disease assessable by RANO criteria

- *1 confirmed partial response (200 mg QD), on therapy > 4 months*
- *8 patients with stable disease*

RANO: Response Assessment in Neuro-Oncology

BLACK DIAMOND THERAPEUTICS
30

31 BDTX - 1535 in GBM: Immediate Next Steps and 2024 Milestones Anticipated Upcoming Milestones 2L patients receive 5 days of dosing with BDTX - 1535 as monotherapy Surgical resection following day 5 of dosing CNS PK/PD evaluated in resected tissue and CSF Window of Opportunity (WOO) Study Overview CNS=Central Nervous System; CSF=Cerebrospinal fluid Potential to confirm EGFR status Phase 1 full data set at medical meeting Q2 2024 " Window of Opportunity " trial currently enrolling, data expected at a medical meeting Q2 2024 If go forward criteria met: Opportunity to benefit 1L patients with confirmed EGFR status at diagnosis

32 BDTX - 1535 GBM Development Path Designed for Sequential De - Risking 2L patients receive 5 days of dosing with BDTX - 1535 as monotherapy Window of Opportunity (WOO) Study Overview CNS=Central Nervous System; CSF=Cerebrospinal fluid Dose Escalation PK + EGFR Status Registration potential ▪ Recurrent heavily pre - treated (2/3L+) ▪ EGFR alterations are not confirmed (present at initial diagnosis) Confirm safety Confirm brain exposure Confirm 1L efficacy ▪ Recurrent (2L) ▪ Potential to confirm EGFR alterations ▪ Newly diagnosed (1L ) vs. TMZ ▪ EGFR alterations are confirmed Evaluate clinical activity in recurrent settings Phase 1 completed "Window of Opportunity" Randomized Trial BDTX - 1535 GBM Development Path Designed for Sequential De - Risking

# BDTX-1535 Summary: NSCLC and GBM Opportunities

| | | |
|---|---|---|
| Leading Position | **First and potential best-in-class 4th gen EGFR TKI** | **Robust clinical POC in a heavily pre-treated Phase 1 NSCLC population**<br>• 5 cPR + 1 uPR out of 13 efficacy-evaluable patients<br>• Durable responses and clinical evidence of CNS anti-tumor activity<br>• Well tolerated with manageable (similar to osimertinib), on-target EGFR TKI AEs<br>• Phase 2 enrolling, data expected in Q3 2024 |
| Compelling Asset | **Differentiated profile** | **Clear differentiation against standard of care and emerging treatment options**<br>• WT-EGFR sparing with favorable clinical tolerability vs chemo/ADC-based combos<br>• Brain penetrant to address CNS disease<br>• Highly potent against all major, clinically relevant EGFR mutations<br>• Once daily oral administration |
| Large Markets | **Robust near-term commercial opportunity in 2L and 1L NSCLC**<br><br>**Emerging potential in GBM** | **Real-world evidence[1,2] demonstrates a growing commercial opportunity in NSCLC**<br>• 2L: Post osimertinib – C797S, classical/non-classical drivers and complex mutations<br>• 1L: Non-classical driver mutations<br>• 1L: Post-osimertinib adjuvant therapy<br>**Potential in 1L GBM with EGFR alterations (>50% of all newly diagnosed GBM)** |

1. Real world treatment patterns and outcomes in patients with advanced non-small cell lung cancer (NSCLC) post-EGFR tyrosine kinase inhibitor (TKI) therapy Source: AACR 2023 Poster
2. Rotow, JK., et al., Journal of Thoracic Oncology, 2023.

BLACK DIAMOND THERAPEUTICS

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BDTX - 4933: Potential Best - in - Class Brain - Penetrant RAF MasterKey Inhibitor

# BDTX-4933: Oral, Brain-Penetrant, RAF MasterKey Inhibitor

BDTX-4933

| | |
|---|---|
| **MasterKey** | **Potent preclinical inhibition of BRAF, KRAS, and NRAS alterations ("RAF-RAS clamp")** |
| **Unique Pharmacology** | **Designed to target oncogenic conformation of RAF and avoid paradoxical activation** |
| **Brain Penetrant** | **Designed to be brain penetrant to treat CNS disease** |
| **Status** | **Phase 1 data expected Q4 2024** |

BLACK DIAMOND THERAPEUTICS
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# MAPK Pathway Mutations Affecting KRAS/NRAS/BRAF are Among the Most Common Oncogenic Mutations in Cancer

Addressable US / EU5 / JP Patient Population

**~318,660**

~112,00 with CNS metastasis



KRAS G12D NSCLC
KRAS G12V NSCLC
KRAS G13X NSCLC
KRAS G12C NSCLC
NRAS Melanoma
BRAF V600 Solid Tumors
BRAF Class II/III Solid Tumors

Source: EvaluatePharma, TCGA, GENIE-11

BLACK DIAMOND THERAPEUTICS

36

BRAF Alterations Drive Oncogenesis Through Hyperactivation of the RAS-MAP Kinase Pathway: Multiple Opportunities for BDTX-4933



Normal MAPK signaling
Aberrant MAPK signaling
Approved BRAFi
No approved drugs
Opportunity for BDTX-4933
NORMAL RAS/RAF SIGNALING
Mutant BRAF V600 (Class I)
RAS INDEPENDENT
BRAF MONOMER
KINASE ACTIVITY
Mutant BRAF (Class II)
RAS INDEPENDENT
BRAF MUTANT HOMODIMERS
KINASE ACTIVITY
Mutant BRAF (CLASS III)
RAS DEPENDENT
BRAF MUTANT HETERODIMERS
IMPAIRED KINASE ACTIVITY
Mutant KRAS
MUTANT KRAS DEPENDENT
RAF HOMO/HETERODIMER
KINASE ACTIVITY
Mutant NRAS
MUTANT NRAS DEPENDENT
RAF HOMO/HETERODIMER
KINASE ACTIVITY
P
P
RAS
RAF
RAF
RAS
BRAF V600E
RAS
BRAF mut
BRAF mut
RAS
BRAF mut
CRAF
Mutant KRAS
RAF
RAF
Mutant NRAS
RAF
RAF
X
X
X
X
X
MEK-ERK pathway

1. Zhang, W., Cell Res. (2002); 2. Yuan, J., J Hematol Oncol 13, 113 (2020); 3. Yao Z, Cancer Cell (2015); 4. Karoulia Z, Cancer Cell (2016); 5. J. Wang, Pharmacol. Res. 129, 414–423 (2018); 6. H. Ellens, Drug Metab. Dispos. 45, 646–656 (2017); 7. R. K. Mittapalli, J. Pharmacol. Exp. Ther. 342, 33–40 (2012); 8. R. K. Mittapalli, J. Pharmacol. Exp. Ther. 344, 655–664 (2013); 9. Belum VR, Ann Oncol. (2015); 10. Su F., N Engl J Med. (2012); 11. Hatzivassiliou G, Nature. (2010); 12. Poulikakos PI., Nature, (2010)

BLACK DIAMOND THERAPEUTICS
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# BDTX-4933 Demonstrates Potent Preclinical Inhibition of a Spectrum of BRAF/RAS and KRAS Mutations in Cell Lines and PDX Models

## Potential Best-in-Class Potency Compared to Other RAF Inhibitors

**Potent and selective inhibition of proliferation across tumor cell lines with MAPK pathway mutations**

| | | Cell Proliferation IC50 | | | | |
|---|---|---|---|---|---|---|
| Mutation | | BDTX-4933 | Naporafenib | Belvarafenib | Exarafenib | Encorafenib |
| BRAF Class I | V600E | < 50nM | 50-500nM | 50-500nM | >500nM | < 50nM |
| BRAF Class II & non-V600 | BRAF fusion | < 50nM | < 50nM | >500nM | 50-500nM | 50-500nM |
| | BRAF fusion | < 50nM | 50-500nM | < 50nM | 50-500nM | >500nM |
| | L597V | < 50nM | 50-500nM | 50-500nM | < 50nM | >500nM |
| | L245F | < 50nM | 50-500nM | >500nM | 50-500nM | >500nM |
| | BRAF indel | < 50nM | >500nM | 50-500nM | >500nM | >500nM |
| NRAS | NRAS Q61K | < 50nM | < 50nM | 50-500nM | 50-500nM | >500nM |
| | NRAS Q61L | < 50nM | 50-500nM | 50-500nM | Not available | >500nM |
| NRAS BRAF | WT | | | | | Paradoxical Activation |

pERK $IC_{50}$ color code

< 50nM 50-500nM >500nM



Mouse Breadth of Efficacy Study:
KRAS Mutant NSCLC PDX
Tumor Volume
% T/C
% Regression
100
75
50
25
0
25
50
75
100
KRAS G13C
KRAS G12A BRAF-G596R
KRAS G12D
KRAS G12D
KRAS G12V

No significant body weight loss observed
BDTX-4933: 10 mg/kg QD x 28 or 5 mg/kg BID x 56

BLACK DIAMOND THERAPEUTICS

Adapted from Poster at EORTC/AACR/NCI International Conference on Molecular Targets and Cancer Therapeutics October 2023

38

39 RP2D • Bayesian optimal interval design • Mutations and alterations confirmed by local tests BDTX - 4933: Focused, Biomarker - Driven Phase 1 Trial Initiated Data Anticipated in Q4 2024 NSCLC with KRAS mutations/BRAF alterations Dose Escalation

# BDTX-1535 and BDTX-4933: Potential for NSCLC Franchise


EGFR mutant
KRAS mutant
Classical driver L858R/Del19
Non-Classical G719X, L861X, etc
G12C
Pan-KRAS
1st Line
Osimertinib
Off-Label Osi / afatinib / Chemo
BDTX-1535
IO/Chemo Combo
BDTX-4933
2nd Line
cMET amp / non-EGFR alterations
C797S, Complex EGFR Mutations
Complex EGFR Mutations
Avastin, carboplatin, pemetrexed
BDTX-1535
BDTX-1535
Salvage Chemo
BDTX-4933
3rd Line
Chemo / ADC
Chemo

BLACK DIAMOND THERAPEUTICS

40

41 Anticipated 2024 Key Milestones Q1 Q2 Q3 Q4 Phase 2 initiation in 1L non - classical patients Phase 2 results in 2L/3L patients Potential pivotal trial initiation in 2L patients Potential randomized trial in newly diagnosed patients Phase 1 results BDTX - 1535 EGFRm NSCLC BDTX - 4933 KRASm NSCLC BDTX - 1535 EGFRm GBM Phase 1 results and “window of opportunity” data at medical meeting Financial Summary as of September 30, 2023 Cash runway into Q2 2025 $144.4m

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